Asset transfers and collateral received	12 Months Ended
Dec. 31, 2025
Asset transfers and collateral received
Asset transfers and collateral received

23 Asset transfers and collateral received

This note provides an overview of assets that have been transferred but where the NatWest Group retains substantially all the risks and rewards of the transferred assets and therefore continues to recognize them on balance sheet. This note also provides an overview of collateral received by NatWest Group, which the Group is permitted to sell or re - pledge.

Transfers that do not qualify for derecognition

NatWest Group enters into securities repurchase, lending and total return transactions in accordance with normal market practice which includes the provision of additional collateral if necessary. Under standard terms in the UK and US markets, the recipient has an unrestricted right to sell or repledge collateral, subject to returning equivalent securities on settlement of the transaction.

Securities sold under repurchase transactions and transactions with the substance of securities repurchase agreements are not derecognised if NatWest Group retains substantially all the risks and rewards of ownership. The fair value (and carrying value) of securities transferred under such transactions included on the balance sheet are set out below. All of these securities could be sold or repledged by the holder.

	2025	2024
The following assets have failed derecognition (1)	£m	£m
Trading assets	8,210	7,708
Loans to bank - amortised cost	29	70
Loans to customers - amortised cost	110	45
Other financial assets	19,854	13,174
Total	28,203	20,997

(1)	Associated liabilities were £27,478 million (2024 - £20,394 million).

Assets pledged as collateral

NatWest Group pledges collateral with its counterparties in respect of derivative liabilities, bank and stock borrowings and other transactions. Under standard arrangements the counterparty has the right to sell or repledge the collateral. Where the NatWest Group retains exposure to the significant risks and rewards of the transferred collateral it is not derecognised from the NatWest Group balance sheet and continues to be disclosed within either Trading Assets, Loans to Customers or Other Financial Assets.

	2025	2024
Assets pledged against liabilities	£m	£m
Trading assets	7,894	10,288
Loans to customers - amortised cost	16,052	19,030
Other financial assets (1)	5,648	4,451
Total	29,594	33,769

(1)

Includes assets pledged for pension derivatives and £524 million of debt securities under the continuing control of NWB Plc. This follows the agreement between NWB Plc and the Group Pension Fund to establish a bankruptcy remote reservoir trust to hold these assets. Refer to Note 5 for additional information.

As part of the covered debt programme £8,278 million of loans to customers and other debt instruments (2024 – £9,668 million) have been transferred to bankruptcy remote limited liability partnerships within the NatWest Group to provide collateral for issuances of debt securities and other borrowings by the NatWest Group of £2,935 million (2024 – £2,305 million). Refer to Note 22.

Collateral received

The fair value of assets accepted as collateral relating primarily to standard securities lending, reverse repurchase agreements, swaps of securities and derivatives margining that NatWest Group is permitted to sell or repledge in the absence of default was £113,866 million (2024: £110,151 million).The fair value of any such collateral sold or repledged was £70,284 million (2024: £61,530 million).

NatWest Group is obliged to return equivalent securities. These transactions are conducted under terms that are usual and customary to standard securities lending, reverse repurchase agreements, swaps of securities and derivative margining.